POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              Robert J. Birnbaum


                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              Tom Bleasdale


                      POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              Lora S. Collins

                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              James E. Grinnell

                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              William D. Ireland, Jr.

                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.



                              Richard W. Lowry

                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              William E. Mayer

                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              James L. Moody, Jr.



                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.



                              John J. Neuhauser



                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              George L. Shinn


                   POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              Robert L. Sullivan



                       POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Michael H. Koonce and John M. Loder, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Finanical Investments, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Powers of Attorney previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 19th day of December, 1997.


                              Sinclair Weeks, Jr.